Net charges related to Ukraine Conflict	12 Months Ended
Dec. 31, 2023
Unusual or Infrequent Items, or Both [Abstract]
Net charges related to Ukraine Conflict
On February 24, 2022, Russia launched a large-scale military invasion of Ukraine and has since been engaged in a broad military conflict with Ukraine (the “Ukraine Conflict”). In response to the Ukraine Conflict and ongoing related hostilities, the United States, the European Union, the United Kingdom and other countries have imposed broad, far-reaching sanctions against Russia, certain Russian persons and certain activities involving Russia or Russian persons (the “Sanctions”).
In compliance with all applicable sanctions in March 2022, we terminated the leasing of all of our aircraft and engines with Russian airlines. These terminations have resulted in reduced revenues and operating cash flows.
The Ukraine Conflict, the Sanctions and the actions of our former Russian lessees and the Russian government together have represented an unusual and infrequent event and therefore the related net charges are classified separately on our Consolidated Income Statements. During 2022, we recognized a pre-tax net charge of $2.7 billion to our earnings, comprised of write-offs and impairments of flight equipment, which were partially offset by the derecognition of lease-related assets and liabilities (including maintenance rights and lease premium intangible assets, maintenance liabilities, security deposits and other balances) and the collection of letter of credit proceeds. We recognized a total loss write-off with respect to our assets that remain in Russia and Ukraine, and impairment losses with respect to the assets we have recovered from Russian and Ukrainian airlines.
We are pursuing claims in the London Commercial Court with respect to our assets that remain in Russia against the insurers under our contingent and possessed insurance policy (“C&P Policy”) and against the reinsurers under our former Russian lessees’ reinsurance policies. Refer to Note 31—Commitments and Contingencies for further details on these legal proceedings. We are also pursuing claims in the London Commercial Court under the airlines’ insurance and reinsurance policies with respect to two aircraft which were in Ukraine at the beginning of the Ukraine Conflict.
We have also submitted claims to the Russian insurers of our former Russian lessees for our aircraft and engines lost in Russia. During the year ended December 31, 2023 we received cash insurance settlement proceeds of $1.3 billion pursuant to insurance settlements with six Russian airlines and their Russian insurers in respect of 67 aircraft and ten spare engines lost in Russia. We have recognized these insurance proceeds as recoveries related to the Ukraine Conflict for the year ended December 31, 2023. Insurance settlement discussions remain ongoing with respect to our claims under the insurance policies of several other Russian airlines. However, it is uncertain whether any of these discussions will result in any insurance settlement or receipt of insurance settlement proceeds and, if so, in what amount. In particular, it remains uncertain whether the necessary approvals and funding to complete any such further insurance settlements can be obtained.
We intend to continue to vigorously pursue all such insurance claims, however, the collection, timing and amount of any potential recoveries under our C&P Policy and under the respective airlines’ insurance and reinsurance policies are uncertain and we have not recognized any claim receivables as of December 31, 2023.
Net (recoveries) charges related to Ukraine Conflict consisted of the following for the year ended December 31, 2023 and 2022:

	Year ended 31 December,
	2023	2022
	(U.S. Dollars in millions)
(Recoveries) write-offs and impairments of flight equipment	$(15)	$3,160	(a)
Insurance proceeds received	(1,254)	—
Derecognition of lease-related assets and liabilities	—	(237)
Letters of credit receipts and other collections	(19)	(257)
Net (recoveries) charges related to Ukraine Conflict	$(1,288)	$2,666

(a)    Includes $2.9 billion and $295 million of write-offs and impairments of flight equipment, respectively.